UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2003

FORMFACTOR, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-50307	13-3711155

(Commission	(IRS Employer
File Number)	Identification No.)

2140 Research Drive, Livermore, CA	94550

(Address of principal executive offices)	(Zip Code)

(925) 294-4300

(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 5:      Other Events.

On October 16, 2003, FormFactor, Inc., a Delaware corporation, issued a press release announcing its intention to file a Form S-1 registration statement for a proposed follow-on offering of its common stock. A copy of the press release is furnished as Exhibit 99.01 to this report.

Item 7:      Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Exhibit Title or Description

99.01	Press Release dated October 16, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMFACTOR, INC.

Date: October 16, 2003	By:	/s/ Jens Meyerhoff

Jens Meyerhoff, Chief Financial Officer
and Senior Vice President of Operations

EXHIBIT INDEX

Exhibit
Number	Exhibit Title or Description

99.01	Press Release dated October 16, 2003.